101 P-1

                        SUPPLEMENT DATED JANUARY 22, 2001
                              TO THE PROSPECTUS OF
                           TEMPLETON GROWTH FUND, INC.
                              dated January 1, 2001

I. The section "Management" on page 11 is replaced with the following:

       Management

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       Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau,
       Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $226 billion in assets.

       The Fund's lead portfolio manager is:

       Murdo Murchison, CFA, PORTFOLIO MANAGER OF GLOBAL ADVISORS
       Mr. Murchison has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1993.

       The following individuals have secondary portfolio management responsibilities:

       Jeffrey A. Everett CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS Mr. Everett has been a manager of the Fund since January
       2001. He joined Franklin Templeton Investments in 1989.

       Dale A. Winner CFA, PORTFOLIO MANAGER OF GLOBAL ADVISORS
       Mr. Winner has been a manager of the Fund since January 2001. He joined Franklin Templeton Investments in 1995.

       The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended August 31, 2000, the Fund paid 0.61% of its average daily net assets to the manager for its services.

                Please keep this supplement for future reference.